GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK






     SALOMON SMITH BARNEY
     FINANCIAL SERVICES CONFERENCE
     NEW YORK
     JANUARY 28, 1999

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK

                            FORWARD-LOOKING STATEMENT


A number of statements we will be making in our presentation and in the accompanying slides will not be based on historical fact, but will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the company's plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the company's control). The following factors, among others, could cause the company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in any forward-looking statement made herein or by management of the company: the strength of the U.S. economy in general and the strength of the local economies in which the company conducts operations; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute the competitors' products and services for the company's products and services; the success of the company in gaining regulatory approval of its products and services when required; the impact of changes in financial services laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; acquisitions; the progress of integrating Glendale Federal Bank; changes in consumer spending and saving habits; and the success of the company at managing the risks involved in the foregoing.

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


OVERVIEW


Golden State Bancorp is the Holding Company for California Federal Bank - the Nation's Second Largest Thrift Institution, California's Fourth Largest Banking Company and the Second Largest Depository Institution Headquartered in California.

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


OVERVIEW - PROFILE

o    Assets                                  $55 Billion

o    Deposits                                $25 Billion

o    Market Capitalization                   $2.7 Billion

o    Retail Distribution:

     o      Branches                         368

     o      ATMs                             534

o    Banking Households Served               1.3 Million

o    Mortgage Loans Serviced                 1.0 Million

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK



MARKETING POSITION PLATFORM


Cal Fed is a Relationship-oriented Community Bank that Helps a Wide Range of Consumer and Business Customers with Their Financial Needs through Convenient and Efficient Delivery Channels, Flexible Products and Exceptional Attention to Customer Needs.

Our Goal is to be Recognized as California's Premier Community Bank.

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


PROVEN TRACK RECORD


Accomplishments:

o    Sold Non-California Franchises

o    Built First Class West Coast Franchise

o    Built First Class Mortgage Originator/Servicer

o    Controlled and Managed Operating Expenses

o    Improved Credit Quality and Reserve Position

o    Successful Consolidator/Integrator of Acquisitions

o    Lowered Capital Costs through Opportunistic Debt Refinancing

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


FIRST CLASS WEST
COAST FRANCHISE

o    368 Branch Locations in the
     Best Markets in California                [GRAPHIC OF MAP]
     and Nevada

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


BUILT FIRST CLASS MORTGAGE ORIGINATOR/SERVICER


o Built Mortgage Company into a Major Industry Competitor Through a Combination of:

     o     Acquisitions of Attractive Servicing Portfolios

     o     Acquisitions of Other Thrifts

     o     Development of Significant Internal Origination Capabilities

o    Installed Hedging Strategies to Protect Our Servicing Asset

o    Today, the Mortgage Company is:

     o     Largest Single Site Servicing Operation: 1 Million Loans

     o 8th Largest Servicing Portfolio in U.S.: $86 Billion of Unpaid Principal Balance of Loans Serviced

     o     Top Twenty Mortgage Originator: $14 billion in 1998

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


           INSTALLED HEDGING STRATEGIES TO PROTECT OUR SERVICING ASSET


o    Explicit Hedging Instruments to Protect Servicing Assets at 42% Level

o    FNMC's Loan Origination Capabilities

o    Accelerated Amortization of Servicing Rights

o    Successful Origination of Prepayment Penalty Mortgages

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK



CURRENT MORTGAGE PRODUCTION
Q498 Annualized versus 1999 Budget





               [BAR GRAPH OF Q498 ANNUALIZED VERSUS 1999 BUDGET]

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


MORTGAGE LOAN SERVICING PORTFOLIO

   Top States by Loan Count (12-31-98)


New York       2.5%
Illinois       2.4%
Ohio           2.2%
Florida       10.7%
Arizona        2.1%
California    42.4%


Loan Count                        956,900
Principal Balance         $86,355,000,000

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


MORTGAGE PREPAYMENTS

      Top Seven States by Percentage Paid in Full
      -------------------------------------------

                     Average Total   Annualized Percentage
    State             Loan Count         Paid in Full
    -----             ----------         ------------
1   Utah                 3,806               60%
2   Wisconsin            4,789               53%
3   Colorado            17,913               43%
4   West Virginia        1,035               40%
5   Michigan            12,104               40%
6   Washington          11,893               38%
7   Idaho                2,203               37%



Top Seven States by Loan Count

                      Average Total   Annualized Percentage
    State               Loan Count        Paid in Full
    -----               ----------        ------------

13  Illinois              23,597              34%
15  Arizona               20,136              32%
23  Ohio                  21,475              29%
36  California           410,362              25%
45  Florida              103,379              22%
47  New York              24,157              19%
49  Texas                107,528              18%

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


MORTGAGE SERVICING RIGHTS PROTECTION
Total Portfolio





                         [BAR GRAPH OF TOTAL PORTFOLIO]

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK



CONTROLLED AND MANAGED OPERATING EXPENSES




                         [LINE GRAPH OF EFFIENCY RATIO]

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK




IMPROVED CREDIT QUALITY AND RESERVE POSITION


                           [LINE GRAPH OF NPA/ASSETS]

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


IMPROVED CREDIT QUALITY AND RESERVE POSITION


                              Reserves/NPLs
                              -------------

Golden State Bancorp             256.8%(1)
Washington Mutual                116.1%(2)
Golden West Financial             91.8%(2)
Charter One                      133.8%(2)
Dime                             113.9%(2)
Greenpoint                        37.9%(2)

(1) As of December 31, 1998
(2) Source: Form 10-Q for the quarter ended September 30, 1998

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


SUCCESSFUL CONSOLIDATOR/INTEGRATOR OF ACQUISITIONS

o    A Core Competency of the Company

o First to Achieve Branch Consolidations and Total Systems Integration among Major California Mergers

o Position to Take Advantage of California Marketplace Dislocation has Competitors Playing Catch-up

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


SUCCESSFUL CONSOLIDATOR/INTEGRATOR OF ACQUISITIONS


(Asset size in $ billions)


                                  [LINE GRAPH]

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


SUCCESSFUL CONSOLIDATOR/INTEGRATOR OF ACQUISITIONS


GSB Merger Update:

o    All Operating Systems Merged by November 16, 1998

o    Y2K Preparedness on Schedule

o 56 Branches Consolidated on November 16, 1998 15 Additional Targeted for Consolidation in 1999

o    Staff Reduction - Headcount Reduced 33%

o Cost Saves of $160 Million - Expect Full Run-rate by June 30th - Ahead of Original Projection

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


SUCCESSFUL CONSOLIDATOR/INTEGRATOR OF ACQUISITIONS

GSB Merger Update: (continued)

o    Deposit Retention - Less Than 2% Run-off to Date

o    Market Share Increased

     o    California - 6.4%: Fourth Largest Deposit Position

     o    Nevada - 7.7%: Third Largest Deposit Position (Includes WFC Purchase)

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


SUCCESSFUL CONSOLIDATOR/INTEGRATOR OF ACQUISITIONS


     First to Achieve Cost Savings:


                                           Estimated Time to
       Recent California Mergers         Complete Cost Savings
       -------------------------         ---------------------

       Golden State Bancorp                 1999 - 2nd Qtr.

       Washington Mutual/Ahmanson           1999 - 4th Qtr.

       BofA/Nations Bank                    2001

       Wells Fargo/Norwest                  2001

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


LOWERED CAPITAL COSTS THROUGH OPPORTUNISTIC
DEBT REFINANCING


New Issues Sold                                    Amount ($ in Mils)
---------------                                    ------------------

Golden State Holdings Notes                              $2,000
                                                         ======



Issues Refinanced
-----------------
First Nationwide (Parent) Holdings Notes                    455
First Nationwide Holdings Notes                             915
California Federal Bank Preferred Stocks                    473
                                                            ---
                                                         $1,843
                                                         ======


Annual Pre Tax Interest/Dividend on Issues Refinanced    $  208
Annual Pre Tax Interest on New Issues                       141
                                                         ------
Annual Pre Tax Savings                                   $   67
                                                         ======
Annual After Tax Savings                                 $   61
                                                         ======

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


FOUR YEARS AGO WE WERE:

o The 6th Largest Thrift in the U.S. at $14.7 Billion in Assets, 49 California Locations with $2.3 Billion of Deposits

o    A Loose Conglomerate Operating in 8 States from Coast to Coast

o    Providing Very Traditional Thrift Products

o    A Modest Mortgage Banking Operation

o    Operating With an Efficiency Ratio of 68.7%

o    A Bank With Non-performing Assets in Excess of 2%

o    A Privately Held Company

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


TODAY WE ARE:

o    The 2nd Largest Thrift in the U.S. With Over $54 Billion in Assets

o    The 2nd Largest Financial Services Company Headquartered in CA

o    A Tightly Focused West Coast Franchise Building a More "Bank-like"
     Organization

o A Community Bank Offering a Much Broader Array of Consumer and Business Banking Products

o    One of the Country's Top Ten Mortgage Servicers

o    Operating With an Efficiency Ratio of 50.3%

o    Operating With Non-performing Assets at 58 Basis Points

o    A Public Company Totally Focused on Building Shareholder Value

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


AN ATTRACTIVE INVESTMENT OPPORTUNITY


o    Cash Earnings Power of Merged Entity:

     o     Consensus for GSB 1999 Earnings:

           o      GAAP - $1.85

           o      Cash - $2.34

o    A P/E Ratio That Compares Favorably to Peers *


P/E Ratio:         GSB       WM     GDW      COFI      DME        GPT
----------         ---       --     ---      ----      ---        ---

GAAP              10.0     11.3    11.6      12.4     11.8       14.4

Cash               7.5     10.8    11.6      12.4     11.8       10.0

* As of January 15, 1999
Source: First Call Consensus Estimates

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


STRATEGIC OBJECTIVES

Key Strategies:

o    Continue Transition to a More "Bank-like" Organization

o    Expand Business Lines, Marketing Programs and Delivery Channels

o    Build Sustained and More Diverse Core Earnings Stream

o    Effectively Manage Capital

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


OPPORTUNITIES

o    Dislocation of California Marketplace

o    Our Vastly Expanded Market Coverage

o    Senior Management Team Additions

o    Market Position Open as California's Community Bank

o    Strong California and Nevada Economies

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK



STRATEGIC OBJECTIVES

Our Business Model Through 2001:

o Increase Profitable Customer Relationships from 2.38 to 3.0 per Household by 2001

o Transition the Non-single Family Loan Portfolio to Comprise 30% or More of Total Loans and MBS Portfolio by 2001

o Increase DDA and Total Transaction Accounts to 25% and 50%, Respectively, of Deposits by 2001

o    Continue to Improve Efficiency Ratio and Achieve 45% or Lower by 2001

o    Maintain Loan Servicing Platform at 900,000 to 1.1 Million Loans

o    Maintain Ratio of Non-performing Assets to Total Assets Below Industry
     Average

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK



INCREASE PROFITABLE CUSTOMER RELATIONSHIPS


o    Deliver a Consistent Needs-based Sales Training Program

o    Manage Incentive Behaviors to Focus on Profitable Household Cross-sell

o Enhanced Service Quality Programs Implemented to Improve Customer Experiences for Retention

o    Branches Reconfigured to be More Like Retail Stores

o    Data Mining/Direct Marketing Programs Implemented to Cross-sell Existing
     1.3 Million Households

o    All Delivery Channels Used to Fulfill Sales

o    Develop Cross-sell Programs between FNMC and Cal Fed

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


TRANSITION NON-SINGLE FAMILY LOAN PORTFOLIO

Build Consumer and Business Banking Business:

o Convert Consumer Lending into a Primary Product Offered by Branches and Direct Banking

o    Leverage Branch Locations for Consumer and Small Business Growth

o    Become a More Significant Competitor in Small Business and Middle Market
     Banking

o    Grow Existing SBA Portfolio

o    Establish 4 to 6 Middle Market Units in Key Geographic Locations

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


TRANSITION NON-SINGLE FAMILY LOAN PORTFOLIO


                            12-31-98       2001 Goal
                            --------       ---------
                                1%              7%
                                2%              7%
                                6%              6%
                               10%             10%
                               81%             70%



                              [ ] Residential
                              [ ] Multi-Family
                              [ ] Commercial Real Estate
                              [ ] Consumer
                              [ ] Business

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


INCREASE DDA AND TRANSACTION ACCOUNTS

($ in millions)

Transaction Accounts             GSB(1)    WM(1)    GDW(2)    COFI(2)     DME(2)     GPT(2)
--------------------             ---       --       ---       ----        ---        ---
Checking                        $4,867  $13,461      $ 87     $1,433     $1,715       $475

Savings & MM                    $6,627   28,286     7,834      2,877      4,542      3,838

    Total Transaction          $11,494  $41,747    $7,921     $4,310     $6,257     $4,313

Checking/Deposits                 19.8%    15.7%      0.3%      13.2%      12.7%       4.4%

Transaction Accounts/Deposits     46.7%    48.8%     31.1%      39.7%      46.2%      39.7%



(Most Recently Available Data)

(1) Source: Earnings Release for the quarter ended December 31, 1998
(2) Source: Form 10-Q for the quarter ended September 30, 1998

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


INCREASE DDA AND TRANSACTION ACCOUNTS

o Focus on Households

  o    Transaction Accounts are the Primary Deposit Relationship

  o    Growing Small and Middle Market Business

  o    Change Incentive Programs to Increase Transaction Accounts



                12-31-98                2001 Goal
                --------                ---------

            DDA          19%         DDA          25%
            CDS          54%         CDS          50%
            SAVINGS & MM 27%         SAVINGS & MM 25%

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK



EFFECTIVELY MANAGE CAPITAL

o    Build Tangible Book Value

     o     Retention of Earnings

     o     Protection of Goodwill Litigation Recovery

     o     Utilization of Tax Benefits

o    Other Initiatives, when Attractive

     o     Acquisitions that Grow Business Lines or Franchise

     o     Stock Buyback Plan to be Implemented when Attractive

GOLDEN STATE BANCORP INC.                              [CAL FED LOGO]
                                                        CALIFORNIA FEDERAL BANK


CONCLUSION

Why Own Golden State Bancorp Stock?:

o A Major Financial Institution with a Significant Presence in California and Nevada

o A Successful Consolidator and Integrator with a Proven Track Record Against a Stated Strategy

o A Strategy and the Resources to Build a More "Bank-like" Organization with a Goal to Grow Earnings and Capital

o    Compelling Investment in Relation to Other Financial Institutions...